UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 10, 2006
ORBIMAGE HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-50933	20-2759725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
21700 Atlantic Boulevard
Dulles, VA 20166

(Address of Principal Executive Offices)

(703) 480-7500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Explanatory Note
      The Current Report on Form 8-K filed on the date hereof, File No. 000-50933, is being amended to correct an error under Items 1.01 and 3.02.

Item 1.01 Entry into a Material Definitive Agreement
      The Current Report on Form 8-K filed on the date hereof incorrectly stated the number of Warrants issued. The Registrant issued Warrants to purchase 500,000 shares of Common Stock, rather than 1,000.
Item 3.02 Unregistered Sale of Equity Securities.
     The information set forth in Item 1.01 above is incorporated by reference into this Item 3.02, insofar as it relates to the issuance of the Warrants.
Item 8.01 Other Events.
      The information set forth in Item 1.01 above is incorporated by reference into this Item 8.01.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2006	ORBIMAGE HOLDINGS INC.

	By:	/s/ William L. Warren

William L. Warren
Vice President, General Counsel & Secretary